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                        EXHIBIT 10(l)

   SOUTHERN UNION 1992 LONG-TERM STOCK INCENTIVE PLAN, AS AMENDED

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                      SOUTHERN UNION                Exhibit 10(l)
       1992 LONG-TERM STOCK INCENTIVE PLAN, AS AMENDED



ARTICLE                                                      PAGE

I.      PURPOSES OF THE PLAN...............................

II.     CERTAIN DEFINITIONS................................

III.    AMOUNT OF STOCK SUBJECT TO THE PLAN................

IV.     EFFECTIVE DATE AND TERM OF THE PLAN................

V.      ADMINISTRATION.....................................

VI.     ELIGIBILITY........................................

VII.    LIMITATION ON EXERCISE OF INCENTIVE OPTIONS........

VIII.   OPTIONS:  PRICE AND PAYMENT........................

IX.     USE OF PROCEEDS....................................

X.      TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF
        EXERCISE...........................................

XI.     EXERCISE OF OPTIONS................................

XII.    STOCK APPRECIATION RIGHTS..........................

XIII.   PERFORMANCE SHARES AND UNITS.......................

XIV.    RESTRICTED STOCK...................................

XV.     DIVIDEND EQUIVALENTS...............................

XVI.    NONTRANSFERABILITY OF OPTIONS, DIVIDEND EQUIVA-
        LENTS AND STOCK APPRECIATION RIGHTS................

XVII.   TERMINATION OF EMPLOYMENT..........................

XVIII.  ADJUSTMENT OF SHARES:  EFFECT OF CERTAIN TRANSAC-
        TIONS..............................................

XIX.    RIGHT TO TERMINATE EMPLOYMENT; NO RIGHT TO RECEIVE
        AWARDS.............................................

XX.     PURCHASE FOR INVESTMENT............................

XXI.    ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF
        EXPENSES...........................................

XXII.   WITHHOLDING TAXES..................................

XXIII.  LISTING OF SHARES AND RELATED MATTERS..............

XXIV.   AMENDMENT OF THE PLAN..............................

XXV.    TERMINATION OR SUSPENSION OF THE PLAN..............

XXVI.   GOVERNING LAW......................................

XXVII.  PARTIAL INVALIDITY.................................

XXVIII. UNFUNDED PLAN......................................

XXIX.   NO TAX WARRANTIES..................................

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1.      PURPOSES OF THE PLAN

        1.1 Southern Union (the "Company") desires, by means of this 1992 Long-Term Stock Incentive Plan, to afford certain of its employees and the employees of any subsidiary corporation of the Company who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such employees an increased interest in and a greater concern for the welfare of the Company.

        1.2 The Options, Right and Dividend Equivalents, Restricted stock and Performance Shares and Units offered pursuant to the Plan are a matter of sepa-rate inducement and are not in lieu of any salary or other compensation for the services of any employee.

        1.3 The Options granted under the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not meet the require-ments for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

II.     CERTAIN DEFINITIONS

        2.1  Award(s) means either an Option, Dividend Equiva-
             --------
             lent, Right, Restricted Stock, Performance Share or
             Unit.

        2.2  Board of Directors means the board of directors of
             ------------------
             Southern Union Company.

        2.3  Change in Control shall have the meaning set forth
             -----------------
             in Section 18.2.

        2.4  Code means the Internal Revenue Code of 1986, as
             ----
             amended, and as may be further amended from time to time.

        2.5  Committee means the Option Committee of the Board of
             ---------
             Directors or such other Committee of the Board of Directors responsible for the administration of the Plan.

        2.6  Company means Southern Union Company.
             -------

        2.7  Covered Event shall have the meaning set forth in
             -------------
             Section 17.3.

        2.8  Disinterested Person shall have the meaning set
             --------------------
             forth in Rule 16b-3 of the Exchange Act or any successor provision.

        2.9  Disqualifying Dispositions shall have the meaning
             --------------------------
             set forth in Section 421(b) of the Code.

        2.10 Dividend Equivalent(s) shall mean a dividend equiva-
             ----------------------
             lent as described in Article XV of the Plan.

        2.11 Effective Date is July 1, 1992, the date upon which
             --------------
             the Plan was adopted by the Board of Directors.

        2.12 Exchange Act means the Securities Exchange Act of
             ------------
             1934, as amended.

        2.13 Incentive Option(s) means an incentive stock
             -------------------
             option(s)within the meaning of Section 422 of the Code.

        2.14 Non-Qualified Option(s) means a stock option that
             -----------------------
             does not meet the requirements for an Incentive
             Option or that expressly states that it is not an Incentive Option.

        2.15 Option(s) means either an Incentive Option or a
             ---------
             Non-Qualified Option granted pursuant to the terms of the Plan.

        2.16 Participant means an employee to whom an Award has
             -----------
             been granted.

        2.17 Plan means the 1992 Long-Term Stock Incentive Plan
             ----
             of the Company, as amended.

        2.18 Performance Shares or Unit shall mean a performance
             --------------------------
             share or unit granted pursuant to Article XIII.

        2.19 Restricted Stock means Shares awarded subject to the
             ----------------
             terms of Article XIV.

        2.20 Right(s) means stock appreciation right(s) awarded
             --------
             pursuant to Article XII.

        2.21 Securities Act means the Securities Act of 1933, as
             --------------
             amended.

        2.22 Share(s) means Southern Union Company's Common
             --------
             Stock,$1.00 par value per share and, following an event described in Section 18.1, the meaning set forth in such Section 18.1.

        2.23 Termination Date means the close of business on
             ----------------
             July 1, 2002.

III.    AMOUNT OF STOCK SUBJECT TO THE PLAN

        3.1 The total number of shares of common stock of the Company which either may be (i) purchased pursuant to the exercise of Options granted under the Plan,
             (ii) acquired pursuant to the exercise of Rights granted under the Plan, or (iii) awarded as Restricted Stock or Performance Shares under the Plan shall not exceed, in the aggregate, 1,420,000 shares of the authorized common stock, ($1.00) par value per share, of the Company. Shares which are subject to Rights and related Options shall be counted only once in determining whether the maximum number of Shares which may be purchased or acquired under the Plan has been exceeded.

        3.2 Shares which may be acquired pursuant to an Award under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options or Rights granted under the Plan expire or terminate without having been exercised or Shares awarded as Restricted Stock are forfeited, new Awards may be granted with respect to the Shares covered by such expired or terminated Awards, provided that the grant and the terms of such new Awards shall in all respects comply with the provisions of the Plan.

IV.     EFFECTIVE DATE AND TERM OF THE PLAN

        4.1 The Plan shall become effective on the Effective Date, the date on which the Plan is adopted by the Board of Directors of the Company; provided, however, that if the Plan is not approved by a vote of the shareholders of the Company within twelve
             (12) months after the Effective Date, the Plan and any Awards granted thereunder shall terminate.

        4.2 The Company may, from time to time during the period beginning on the Effective Date and ending on the Termination Date, grant Awards under the terms of the Plan to persons eligible to participate in the Plan. Awards granted prior to the Termination Date may extend beyond that date, in accordance with the terms thereof.

        4.3 Provisions of the Plan which pertain to Options or Rights shall apply to Options, Rights or a combination thereof.

V.      ADMINISTRATION

        5.1 The Board of Directors shall designate a Committee to administer the Plan which shall consist of no fewer than two directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 (or any successor rule or regulation) promul-gated under the Exchange Act and (ii) an "outside director" within the meaning of Section 162(m) (or any successor provision) of the Code and the regula-tions and rules thereunder. A majority of the mem-bers of the Committee shall constitute a quorum, and the act of a majority of the members of the Commit-tee tee shall be the act of the Committee. Any mem-ber of the Committee may be removed at anytime either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee may at anytime be filled by resolution adopted by the Board of Directors.

        5.2 Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion,

             (a) to determine the employees to whom Awards shall be granted, the time when such Awards shall be granted, the number of Shares which shall be subject to each Award, the purchase price or exercise price of each Share which shall be subject to each Option or Right, the period(s) during which such Options or Rights shall be exercisable (whether in whole or in part), the other terms and provisions of the respective Options or Rights (which need not be identical) and the terms of any other Award not specified in the Plan;

             (b) to construe the Plan and Awards granted there-under;

             (c) to prescribe, amend and rescind rules and regulations relating to the Plan; and

             (d) to make all other determinations necessary or advisable for administering the Plan.

        5.3 Without limiting the foregoing, the Committee also shall have the authority to require, in its discre-tion, as a condition of the granting of any Award, that the Participant agree (i) not to sell or other-wise dispose of Shares acquired pursuant to the Option or Right for a period of six (6) months fol-lowing the date of acquisition of such Shares and
             (ii) that in the event of termination of employment of such Participant, as a result of a Covered Event, such Participant will not, for a commercially rea-sonable period to be fixed at the time of the grant of the Award, enter into any employment or partici-pate directly or indirectly in any business or enterprise which is competitive with the business of the Company or any subsidiary corporation of the Company, or enter into any employment in which such employee will be called upon to utilize special knowledge obtained through directorship or employ-ment with the Company or any subsidiary corporation thereof.

        5.4 The determination of the Committee on matters referred to in this Article V shall be conclusive.

        5.5 The Committee may employ such legal counsel, con-sultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such con-sultant or agent. Expenses incurred by the Commit-tee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determi-nation made in good faith with respect to the Plan or any Award.

VI.     ELIGIBILITY

        6.1 Any Award other than an Incentive Option may be granted only to officers and other salaried employees of the Company, or of any subsidiary cor-poration of the Company now existing or hereafter formed or acquired, except as hereinafter provided. Any person who shall have retired from active employment with the Company, although such person shall have entered into a consulting contract with the Company, shall not be eligible to receive an Award.

        6.2 An Incentive Option may be granted only to salaried employees of the Company or any subsidiary corpora-tion of the Company now existing or hereafter formed or acquired, and not to any director or officer who is not also a salaried employee.

        6.3 In each calendar year during any part of which the Plan is in effect, a person eligible to receive an Award may not be granted Awards relating to more than 200,000 Shares, subject to adjustment as provided in Article XVIII.

VII.    LIMITATION ON EXERCISE OF INCENTIVE OPTIONS

        7.1 Except as otherwise provided under the Code, to the extent that the aggregate fair market value of Shares with respect to which Incentive Options are exercisable for the first time by an employee during any calendar year (under all stock options plans of the Company and any subsidiary corporation of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (i) the fair market value of Shares is determined as of the time the Incentive Option is granted and (ii) the limitation will be applied by taking into account Incentive Options in the order in which they were granted.

VIII.   OPTIONS; PRICE AND PAYMENT

        8.1 The purchase price for each Share purchasable under any Non-Qualified Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be equal to one hundred percent (100%) of the fair market value per Share on the date the Non-Qualified Option is granted.

        8.2 The purchase price for each Share purchasable under any Incentive Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the fair market value per Share on the date the Incentive Option is granted; provided, how-ever, that in the case of an Incentive Option granted to a Participant who, at the time such In-centive Option is granted, owns (as defined by the Code) stock of the Company or any subsidiary corpo-ration of the Company possessing more than ten per-cent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation of the Company, the purchase price for each Share shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred ten percent (110%) of the fair market value per Share at the date the Option is granted.

        8.3 If the Shares are listed on a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securi-ties exchange on such date. If the Shares are listed on a national securities exchange in the United States on such date but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of deter-mining the fair market value per Share.

        8.4 If a public market exists for the Shares on any date on which the fair market value per Share is to be determined but the Shares are not listed on a national securities exchange in the United States, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quota-tions in the over-the-counter market for the Shares on such date. If there are no bid and asked quota-tions for the Shares on such date, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on the closest date preceding such date for which such quotations are available.

        8.5 If no public market exists for the Shares on any date on which the fair market value per Share is to be determined, the Committee shall, in its sole discretion and best judgment, determine the fair market value of a Share.

        8.6 For purposes of this Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

        8.7 Upon the exercise of an Option, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash or by certified check; provided, how-ever, that in lieu of cash or certified check, the Participant may, if and to the extent the terms of the Option so provide and to the extent permitted by applicable law, exercise an option in whole or in part, by delivering to the Company shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such Par-ticipant having a fair market value equal to the purchase price of the Shares as to which the Option is being exercised. The fair market value of the stock so delivered shall be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

IX.     USE OF PROCEEDS

        9.1 The cash proceeds of the sale of Shares subject to Options are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

X.      TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE

        10.1 Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive Option shall not be exercisable after the expiration of ten (10) years from the date such Option is granted; and provided further that, in the case of an Incentive Option granted to a Participant who, at the time such Option is granted, owns (as defined by the Code) stock of the Company or any subsidiary corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation of the Company, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

        10.2 Subject to the provisions of Article XXIII, the Com-mittee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option.

        10.3 To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.

        10.4 In no event shall an Option granted hereunder be exercisable for a fraction of a Share.

XI.     EXERCISE OF OPTIONS

        11.1 Any Option shall be exercised by the Participant holding such Option as to all or part of the Shares covered by such Option by giving written notice of such exercise to the Secretary of the Company, or such person or persons as designated by the Commit-tee from time to time, at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the Shares being pur-chased. Subject to the terms of Articles XX, XXII and XXIII, the Company shall cause certificates for the Shares so purchased to be delivered to the Par-ticipant at the principal business office of the Company, against payment of the full purchase price, within twenty (20) days of the date specified in the notice of exercise.

XII.    STOCK APPRECIATION RIGHTS

        12.1 In the discretion of the Committee, a Right may be granted (i) alone, (ii) simultaneously with the grant of an Option (either Incentive or Non-Qualified) and in conjunction therewith or (iii) subsequent to the grant of a Non-Qualified Option and in conjunction therewith.

        12.2 The exercise price of a Right granted alone shall be determined by the Committee, but shall not be less than one hundred percent (100%) of the fair market value of one Share on the date of grant of such Right. A Right granted simultaneously with or sub-sequent to the grant of an option and in conjunction therewith shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the fair market value per Share subject to the Right and related Option exceeds the exercise price per Share thereof.

        12.3 Upon any exercise of a Right, the number of Shares for which any related Option shall be exercisable shall be reduced by the number of Shares for which the Right shall have been exercised. The number of Shares for which a Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of Shares for which such Option shall have been exercised.

        12.4 Any Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Committee and incorporated into the Right at the time of its issuance.

        12.5 Right shall entitle the Participant upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company, or such other person as the Committee may designate, at its principal offices (the "Request"), a number of Shares (with or without restrictions involving sub-stantial risk of forfeiture and with or without restrictions on transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Shares and cash, as specified in the Request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggre-gate fair market value equal to the product of (i) the excess of the fair market value, on the date of such Request, of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by (ii) the number of Shares for which such Right shall be exercised.

        12.6 Any election by a Participant to receive cash in full or partial settlement of a Right, and any exer-cise of such Right for cash, may be made only by a Request filed with the Corporate Secretary of the Company, or such other person as the Committee may designate, during the period beginning on the third business day following the date of release for pub-lication by the Company of quarterly or annual sum-mary statements of sales and earnings and ending on the twelfth business day following such date.
             Within thirty (30) days of the receipt by the Com-pany of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in
             part, such Request.   A Request to receive cash in
             full or partial settlement of a Right or to exercise a Right for cash may provide that, in the event the Committee shall disapprove such Request, such Request shall be deemed to be an exercise of such Rights for Shares.

        12.7 If the Committee disapproves in whole or in part any election by a Participant to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such Participant's right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of pay-ment at a later date, provided that an election to receive cash upon such later exercise shall be sub-ject to the approval of the Committee. Addi-tionally, such disapproval shall not affect such Participant's right to exercise any related Option.

        12.8 If a Participant is a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Exchange Act, such Participant shall not be entitled to request or receive cash in full or partial payment of a Right, if such Right or any related Option shall have been exercised during the first six (6) months of its respective term.

        12.9 A Right shall be deemed exercised on the last day of its term, if not otherwise exercised by the holder thereof, provided that the fair market value of the Shares subject to the Right exceeds the exercise price thereof on such date.

       12.10 For all purposes of this Article XII, the fair mar-ket value of Shares shall be determined in accor-dance with the principles set forth in Article
             VIII.

XIII.  PERFORMANCE SHARES AND UNITS

       13.1  Award of Performance Units and Performance Shares.
             -------------------------------------------------
             The Committee may award to any Participant Perfor-mance Shares and Performance Units. Each Perfor-
             mance Share shall represent one Share.   Each
             Performance Unit shall represent the right of a Participant to receive an amount equal to the value determined in the manner established by the Commit-tee at time of award, which value may, without limitation, be equal to the Fair Market Value of one Share.

       13.2  Performance Unit and Performance Share Agreements.
             -------------------------------------------------
             Each Performance Award under the Plan shall be evidenced by a signed written agreement containing such terms and conditions as the Committee may determine.

       13.3  Establishment of Performance Accounts.  At the time
             -------------------------------------
             of award, the Company shall establish an account ("Performance Account") for each Participant. Per-formance Units and Performance Shares awarded to a Participant shall be credited to the Participant's Performance Account. Performance Shares in the form of Restricted Stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, with the Corporation; at such time the Participant's Performance Account will be credited.

       13.4  Performance Period and Targets.
             ------------------------------

             (a) The performance period for each award of Per-formance Shares and Performance Units shall be of such duration as the Committee shall estab-lish at the time of award ("Performance Period"). There may be more than one award in existence at any one time, and Performance Periods may differ.

             (b) At the time of each Performance Award, the Com-mittee shall establish performance targets to be achieved within the Performance Period. The performance targets shall be determined by the Committee using such measures of the perfor-mance of the Company over the Performance Period as it shall select. Attainment of a performance target in respect of a Performance Period shall earn 100% of the related Perfor-mance Award. Failure to meet the performance target will earn no Performance Award. Perfor-mance Awards will be earned as determined by the Committee in respect of a Performance Period in relation to the degree of attainment of performance between the superior and satis-factory performance targets, in the event the Committee establishes superior and satisfactory performance targets.

       13.5  Rights and Benefits During Performance Period.
             ---------------------------------------------

             (a) The Committee may provide that amounts equiva-lent to dividends paid shall be payable with respect to each Performance Share awarded, and that amounts equivalent to interest at such rates as the Committee may determine shall be payable with respect to amounts equivalent to dividends previously credited to the Partici-pant's Performance Account.

             (b) The Committee may provide that amounts equiva-lent to interest at such rates as the Committee may determine shall be payable with respect to Performance Units.

             (c) All amounts payable pursuant to this section shall be credited to the Participant's Perfor-mance Account.

       13.6  Payment Respecting Performance Awards.
             -------------------------------------

             (a) Performance Awards shall be earned to the extent that the terms and conditions of the Plan are met. Notwithstanding the foregoing, Performance Shares, Performance Units and any other amounts credited to the Participant's Performance Account shall be payable to the Participant only when, if and to the extent that the Committee determined to make such payment.

             (b) All payment determinations shall be made by the Committee.

       13.7  Forms of Payment.
             ----------------

             (a) Payment for Performance Shares and any related dividends, amounts equivalent to dividends and amounts equivalent to interest may be made in a lump sum or in installments, in cash, Stock or in a combination thereof as the Committee may determine. Performance Shares paid in the form of Restricted Stock shall be redelivered to the Participant.

             (b) Payment for Performance Units and any related amounts equivalent to interest may be made in a lump sum or in installments, in cash or in a combination thereof as the Committee may deter-mine.

       13.8  Termination of Employment.   Upon a Participant's
             -------------------------
             death, retirement or disability before the end of any Performance Period, the Committee, taking into consideration the performance of such Participant and the performance of the Company over the Perfor-mance Period, may authorize the payment to such Participant (or his or her legal representative or designated beneficiary) of all or a portion of the amount which would have been paid to him or her had he or she continued as an employee to the end of the Performance Period. In the event a Participant ceases to be an employee for any other reason, all Performance Shares, Performance Units and all amounts credited to his or her Performance Account shall be forfeited.

XIV.   RESTRICTED STOCK

       14.1  Award of Restricted Stock.  The Committee may award
             -------------------------
             to any Participant shares of Common Stock, subject to this Article XIV and such other terms and condi-tions as the Committee may prescribe, such shares being herein called "Restricted Stock". Each cer-tificate for Restricted Stock shall be registered in the name of the Participant and deposited by him, together with a stock power endorsed in blank, with the Corporation.

       14.2  Restricted Stock Agreement.  Shares of Restricted
             --------------------------
             Stock awarded under the Plan shall be evidenced by a signed written agreement containing such terms and conditions as the Committee may determine. Execu-tion of the agreement shall be a condition precedent to the issuance of the shares of Restricted Stock.

       14.3  Restriction Period.  At the time of award there
             ------------------
             shall be established for each Participant receiving Restricted Stock a "Restriction Period" of such length as shall be determined by the Committee, pro-vided that a Restriction Period can be defined so as to be measured the passage of time, the attainment of performance goals, the occurrence of defined events or some combination thereof. Shares of Restricted Stock may not be sold, assigned, trans-ferred, pledged or otherwise encumbered, except as hereinafter provided, during the Restriction Period. Except for such restrictions on transfer, the Par-ticipant as owner of such shares of Restricted Stock shall have all the rights of a holder of such Restricted Stock.

             At the expiration of the Restriction Period, the Corporation shall redeliver to the Participant (or his legal representative or designated beneficiary) the shares deposited pursuant to Section 14.1.

       14.4  Termination of Employment.  Upon a Participant's
             -------------------------
             death, retirement or disability, the restrictions imposed under this Article XIV shall lapse with respect to such number of shares theretofore awarded to him as shall be determined by the Committee, but, in no event less than a number equal to the product of (i) a fraction, the numerator of which is the number of completed months elapsed after the date of award of the Restricted Stock to the Participant to the date of termination and the denominator of which is the number of months in the Restriction Period and (ii) the number of shares of Restricted Stock.

             In the event the Participant ceases to be an employee for any other reason, all shares of Restricted Stock theretofore awarded to him or her which are still subject to restrictions shall be forfeited and the Corporation shall have the right to complete the blank stock power.

       14.5 The Committee may at any time remove the restric-tions on the Restricted Stock or amend the Restricted Stock Agreement with the consent of the Participant.

XV.    DIVIDEND EQUIVALENTS

       15.1 The Committee is hereby authorized to grant any Par-ticipant Dividend Equivalents pursuant to which the holder will be entitled to receive payments in cash equivalent to all stock and/or cash dividends with respect to a number of Shares determined by the Com-mittee, however the Committee may provide that such amounts (if any) shall be deemed to have been rein-vested in additional Shares or otherwise reinvested. Subject to the terms of the Plan and any applicable award agreement, such awards may have such terms and conditions as the Committee shall determine. All Dividend Equivalents granted to a Participant shall terminate upon the termination of the employment of any Participant.

XVI.   NONTRANSFERABILITY OF OPTIONS, DIVIDEND EQUIVALENTS AND
       STOCK APPRECIATION RIGHTS

       16.1 No Option, Dividend Equivalent, Performance Share or Unit or Right shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution or by a quali-fied domestic relations order, and any Option or Right shall be exercisable, during the lifetime of the Participant, only by such Participant. No In-centive Option and no Right related to an Incentive Option shall be transferable other than by will or by the laws of descent and distribution. Notwith-standing anything in this Section 16.1 to the con-trary, the Committee may, in its sole discretion, grant a Non-Qualified Option that is transferable by a Participant (but not by a Participant's trans-feree) to any member of the Participant's immediate family, to a trust established for the exclusive benefit of one or more members of the Participant's immediate family, to a partnership or other entity of which the only partners or interest holders are members of the Participant's immediate family, and to a charitable organization, or to any of the fore-going; provided, however, that (i) the Participant receives no consideration for the transfer and (ii) the Participant gives the Committee at least fifteen
             (15) days prior written notice of any proposed transfer. Following any transfer permitted by the preceding sentence, a transferred Non-Qualified Option shall continue to be subject to the same terms and conditions that were applicable immedi-ately prior to its transfer and shall be exercisable by the transferee only to the extent and for the periods that it would have been exercisable by the Participant. The Committee may, in its sole discre-tion, amend an outstanding Non-Qualified Option to provide that the Non-Qualified Option will be trans-ferable in the manner described in the two immedi-ately preceding sentences. As used in this Section 16.1, the term "immediate family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include relationships arising from legal adoption.

XVII.  TERMINATION OF EMPLOYMENT

       17.1 Upon and including thirty days after the termination of the employment of any Participant with the Com-pany and all subsidiary corporations of the Company, any Option, Dividend Equivalent or Right previously granted to the Participant, unless otherwise speci-fied by the Committee in the Option, Dividend Equivalent or Right, shall, to the extent not there-tofore exercised, terminate and become null and void)provided that:

             (a) if the Participant shall die while in the employ of such corporation or during either the three (3) month or one (1) year period, which-ever is applicable, specified in clause (b) below and at a time when such Participant was entitled to exercise an Option or Right as herein provided, the legal representative of such Participant, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the Participant, may, not later than one (1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as speci-fied by the Committee in such Option or Right;

             (b) if the employment of any Participant to whom such Option or Right shall have been granted shall terminate by reason of the Participant's retirement (at such age or upon such conditions as shall be specified by the Committee), dis-ability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for a Covered Event, and while such Par-ticipant is entitled to exercise such Option or Right as herein provided, such Participant shall have the right to exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option or Right, at any time up to and including (i) three (3) months after the date of such termination of employment in the case of termination by reason of retirement or dis-missal other than for a Covered Event and (ii) one (1) year after the date of termination of employment in the case of termination by reason of disability; and

             (c) If the employment of the Participant is termi-nated because of a Covered Event other than a Covered Event specified in Section 17.3(c), any and all Awards held by the Participant shall immediately upon termination become null and void and all restricted stock held by the Par-ticipant shall be forfeited.

                  In no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right as specified therein.

       17.2 If a Participant voluntarily terminates his employ-ment, or is terminated as a result of a Covered Event, any Option or Right granted hereunder shall, unless otherwise specified by the Committee in the Option or Right, forthwith terminate with respect to any unexercised portion thereof.

       17.3 For the purposes of the Plan, the term "Covered Event" shall mean (a) the commission by an employee of a criminal or other act that causes or probably will cause substantial economic damage to the Com-pany or a subsidiary corporation of the Company or substantial injury to the business reputation of the Company or a subsidiary corporation of the Company;
             (b) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation of the Company; (c) the continuing failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation of the Com-pany (other than such failure resulting from the employee's incapacity due to physical or mental ill-
             ness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a rea-sonable opportunity to be heard and cure such failure are given to the employee by the Board of Directors; or (d) the order of a court of competent jurisdiction requiring the termination of the employee's employment.

       17.4 If an Option or Right shall be exercised by the legal representative of a deceased Participant, or by a person who acquired an Option or Right by bequest or inheritance or by reason of the death of any Participant, written notice of such exercise shall be accompanied by a certified copy of letter testamentary or equivalent proof of the right of such legal representative or other person to exer-cise such Option or Right.

       17.5  For the purposes of the Plan, including Sections
             13.8 and 14.4, an employment relationship shall be deemed to exist between an individual and a corpo-ration if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422(a) of the Code. If an indi-vidual is on disability, military, or sick leave or other bona fide leave of absence, such individual shall be considered an "employee" for purposes of the exercise of an Option or Right and shall be entitled to exercise such Option or Right during such leave if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the individual's right to reemployment with his employer is guaranteed either by statute or by contract. If the period of leave exceeds ninety
             (90) days, the employment relationship shall be deemed to have terminated on the ninety-first (91st) day of such leave, unless the individual's right to reemployment is guaranteed by statute or contract.

       17.6 A termination of employment shall not be deemed to occur by reason of (i) the transfer of a Participant from employment by the Company to employment by a subsidiary corporation of the Company or (ii) the transfer of a Participant from employment by a sub-sidiary corporation of the Company to employment by the Company or by another subsidiary corporation of the Company.

XVIII. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

       18.1 In the event of any change in the outstanding Shares through merger, consolidation, reorganization, re-capitalization, stock dividend, stock split, split-up, split-off, spin-off, combination or exchange of shares, or other like change in capital structure of the Company, an adjustment shall be made to each outstanding Option and Right such that each such Option and Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Shares subject to such Option or Right had such Option or Right be exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option or Right. In addition, in the event of any such change, the Committee shall make any further adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares, if any, for which Options or Rights may be granted to any one employee, and the number of Shares and price per Share subject to outstanding Options or Rights as shall be equitable to prevent dilution or enlarge-ment of rights under such Options or Rights, and the determination of the Committee as to these matters shall be conclusive. Notwithstanding the foregoing,
             (i) each such adjustment with respect to an Incen-tive Option and any related Right shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option granted hereunder other than an "incentive stock option" for purposes of
             Section 422 of the Code. Notwithstanding the fore-going, no adjustment for a stock dividend or other distribution shall be required to be made with respect to an Option or Right which had been granted in conjunction with a Dividend Equivalent unless the Committee in its sole discretion so decides.

       18.2 For purposes of the Plan, a "change in control' of the Company occurs if: (a) any "person" (defined as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended) other than a "person" who together with all members of such person's family as of the Effective Date was the beneficial owner, directly or indirectly, of twenty-five per-cent (25%) or more of the Company's Common Stock, is or becomes the beneficial owner, directly or indi-rectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors;
             (b) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) cease, by reason of one or more proxy contests for the election of Board members, to be comprised of indi-viduals who either (x) have been Board members continuously since the beginning of such period or
             (y) have been elected or nominated for election as Board members during such period by at least two-Thirds of the Board members described in clause (x) who were still in office at the time such election or nomination was approved by the Board; or (c) the shareholders shall approve the sale of all or sub-stantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (a) or
             (b) above.

       18.3  In the event of a change in control of the Company
             (as defined above), then all outstanding Options and Rights shall immediately become exercisable.

XIX.   RIGHT TO TERMINATE EMPLOYMENT; NO RIGHT TO RECEIVE AWARDS

       19.1 The Plan shall not impose any obligation on the Com-pany or on any subsidiary corporation thereof to continue the employment of any Participant; and it shall not impose any obligation on the part of any Participant to remain in the employ of the Company or of any subsidiary corporation thereof. The right to terminate the employment of a Participant at anytime and for any reason is specifically reserved.

       19.2 No employee or other person shall have any claim or right to be granted an Award under the Plan. Deter-minations made by the Committee under the Plan need not be uniform and maybe made selectively among eligible individuals under the Plan whether or not such eligible individuals are similarly situated and whether or not such eligible individual had previously received an Award under the Plan. No Participant or other person shall have any rights with respect to the Plan, the Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award, addressed to such Participant or other person has been delivered to the recipient and all terms, con-ditions and provisions of the Plan and the Award applicable to the recipient (and each person claiming under or through him or her) have been met.

XX.    PURCHASE FOR INVESTMENT

       20.1 Except as hereafter provided, a Participant shall, upon any exercise of an Option, Right or receipt of a Restricted stock or Performance Share or Unit, and as a condition precedent to any such exercise or re-ceipt, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such Participant represents and warrants that such Participant is purchasing or acquiring the Shares acquired thereunder for such Participant's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or dis-tribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Reg-istration Statement has become effective and is cur-rent with regard to the Shares being offered or sold, or (b)a specific exemption from the registra-tion requirements of the Securities Act, but in claiming such exemption the holder shall, if so requested by the Company, prior to any offer for sale or sale of such Shares, obtain a prior favor-able written opinion, in form and substance satis-factory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by 26 affiliates of the Company as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act if the Shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

XXI.   ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

       21.1 Except as set forth in Article XIV, upon (i) any award of Restricted Stock, Performance Share or Unit, or the exercise of an Option or Right, (ii) satisfaction of any conditions precedent and (iii) in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares as to which the Option or Right has been exercised or the Restricted Stock or Performance Share awarded shall be issued by the Company in the name of the person exercising the Option or Right or granted the Restricted Stock or Performance Share and shall be delivered to or upon the order of such person or persons.

       21.2 The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration require-ments of the Securities Act, (ii) implement the pro-visions of the Plan, and any agreement between the Company and the holder of such Restricted Stock, Performance Share, Option or Right with respect to such Shares, or (iii) permit the Company to deter-mine the occurrence of a disqualifying disposition, within the meaning of Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option granted under the Plan.

       21.3 The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses incurred by the Company in connection with such issuance or trans-fer.

       21.4 All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

XXII.  WITHHOLDING TAXES

       22.1 The Company may require an employee exercising a Right or a Non-Qualified Option granted hereunder; receiving dividends pursuant to a Dividend Equiva-lent; receiving Restricted Stock or Performance Shares; or disposing of Shares acquired pursuant to the exercise of an Incentive Option in a disquali-fying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the employer corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corpora-tion to such employee upon such terms and conditions as the Committee shall prescribe. The employer corporation may, in its discretion, hold the stock certificate to which such employee is entitled upon the exercise of an Option or Right or awarding of Restricted Stock or Performance Shares as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.

XXIII. LISTING OF SHARES AND RELATED MATTERS

       23.1 If at any time the Board of Directors shall deter-mine in its discretion that the listing, registra-tion or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, no Shares shall be issued unless and until such listing, registration qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

XXIV.  AMENDMENT OF THE PLAN

       24.1 The Board of Directors or the Committee may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the shareholders of the Company, that will (i) increase the total number of Shares reserved for Awards under the Plan (other than an increase resulting from an adjustment provided for in Article XVIII), (ii) reduce the exercise price of any Incentive Option granted hereunder below the price required by the Code, (iii) modify the provisions of the Plan relating to eligibility, or (iv) materially increase the benefits accruing to participants under the Plan. However, the Board of Directors or the Com-mittee shall be authorized to amend the Plan and the Options granted thereunder without shareholder approval to permit the Incentive Options granted thereunder to qualify as "incentive stock options" within the meaning of Section 422 of the Code. The rights and obligations under any Option, Right or Restricted Stock Agreement granted before amendment of the Plan or any unexercised portion of an Option or Right granted before such amendment shall not be adversely affected by amendment of the Plan or the Option Right or Restricted Stock without the consent of the holder of the Option, Right or Restricted Stock.

XXV.   TERMINATION OR SUSPENSION OF THE PLAN

       25.1 The Board of Directors or the Committee may at any time and for any or no reason suspend or terminate the Plan. The Plan, unless sooner terminated under
             Article IV or by action of the Board of Directors or the Committee, shall terminate at the close of busi-ness on the Termination Date. An Award may not be granted while the Plan is suspended or after it is terminated. Awards granted while the Plan is in effect shall not be altered or impaired by suspen-sion or termination of the Plan, except upon the consent of the person to whom the Awards were granted. The power of the Committee under Article V to construe and administer any Awards granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

XXVI.  GOVERNING LAW

       26.1 The Plan, such Awards' as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas from time to time obtaining, provided that matters involving the internal affairs of the Company shall be governed by the laws of the state of the Company's incorporation.

XXVII. PARTIAL INVALIDITY

       27.1 The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provisions.

XXVIII. UNFUNDED PLAN

        28.1 The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

XXIX.   NO TAX WARRANTIES

        29.1 The Company makes no representations or warranties regarding the tax consequences or tax attributes of any aspect of the Plan or any Awards made pursuant to the Plan.